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                                                                    EXHIBIT 21.1

                 CONSOLIDATED SUBSIDIARIES OF TEREX CORPORATION

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NAME OF SUBSIDIARY                                     JURISDICTION OF INCORPORATION
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
American Truck Company LLC                                                  Delaware
Amida Industries, Inc.                                                South Carolina
Atlas-Terex GmbH                                                             Germany
Atlas Terex UK Limited                                                United Kingdom
Atlas Weyhausen Norge A/S                                                     Norway
Atlasquip Ltee.                                                               Canada
Benford America, Inc.                                                       Delaware
Benford Limited                                                       United Kingdom
B-L Pegson Limited                                                    United Kingdom
BL - Pegson USA, Inc.                                                    Connecticut
Brown Lenox & Co. Limited                                             United Kingdom
Cedarapids, Inc.                                                                Iowa
Cliffmere Limited                                                     United Kingdom
CMI Belgium NV                                                               Belgium
CMI Dakota Company                                                      South Dakota
CMIOIL Corporation                                                          Oklahoma
CMI Terex Corporation                                                       Oklahoma
Demag Mobile Cranes AB/AB Grundstenen 95480                                   Sweden
Demag Mobile Cranes Gepgyarto Kft.                                           Hungary
Demag Mobile Cranes Spain, S.A.                                                Spain
Drion Constructie B.V. B.A.                                                  Belgium
Equipos de Acuna SA de CV                                                     Mexico
Fermec Holding Ltd.                                                   United Kingdom
Fermec International Ltd.                                             United Kingdom
Fermec Manufacturing Ltd.                                             United Kingdom
Fermec North America Ltd.                                             United Kingdom
Fermec Trustee Ltd.                                                   United Kingdom
Finlay Hydrascreen USA, Inc.                                                Michigan
Finlay Hydrascreen (Omagh) Limited                                        N. Ireland
Fuchs Terex, Inc.                                                           Delaware
Fuchs-Bagger Verwaltungs GmbH                                                Germany
Genie Access Services, Inc.                                               Washington
Genie Australia Wholesale Pty. Ltd.                                        Australia
Genie Australia Pty. Ltd.                                                  Australia
Genie Brasil LTDA                                                             Brazil
Genie Cayman Holdings                                                 Cayman Islands
Genie China, Inc.                                                         Washington
Genie Financial Services Europe Limited                               United Kingdom
Genie Financial Services, Inc.                                            Washington
Genie France S.A.R.L.                                                         France
Genie Germany GmbH                                                           Germany
Genie Holdings, Inc.                                                      Washington
Genie Industries Iberica, S.L.                                                 Spain
Genie Industries, B.V.                                                   Netherlands
Genie Industries, Inc.                                                    Washington
Genie International Holdings, Ltd.                                    United Kingdom
Genie International, Inc.                                                 Washington
Genie Korea Ltd.                                                               Korea
Genie Lease Management LLC                                                  Delaware
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NAME OF SUBSIDIARY                                     JURISDICTION OF INCORPORATION
-----------------------------------------------------  -----------------------------
Genie Manufacturing, Inc.                                                 Washington
Genie Portfolio Management LLC                                              Delaware
Genie UK Limited                                                      United Kingdom
Gen-National Insurance Co. Ltd.                                              Bermuda
GFS National, Inc.                                                        Washington
Gru Comedil S.r.l.                                                             Italy
Halco America Inc.                                                           Georgia
Halco Directional Drilling Products Limited                           United Kingdom
Halco Drilling (Ireland) Limited                                             Ireland
Halco Drilling International Limited                                  United Kingdom
Halco Group Limited                                                   United Kingdom
Halco Holdings Limited                                                United Kingdom
HFM Hohenloher Fahrzeuge-und Maschinenteile GmbH                             Germany
HSA Drilling Equipment Pty Limited                                      South Africa
Hypac (Tianjin) International Trading Company Limited                          China
IMACO Blackwood Hodge Group Limited                                   United Kingdom
IMACO Blackwood Hodge Limited                                         United Kingdom
IMACO Trading Limited                                                 United Kingdom
Industrial Conveyor's Sdn Bhd                                               Malaysia
International Machinery Company Limited                               United Kingdom
J.C. Abbott & Co. Ltd.                                                United Kingdom
Jaques (Singapore) Pte Ltd                                                 Singapore
Jaques (Thailand) Limited                                                   Thailand
Jaques International Holdings Pty. Ltd.                                    Australia
Jaques International Limited                                               Hong Kong
Jaques International Sdn Bhd                                                Malaysia
Koehring Cranes, Inc.                                                       Delaware
Matbro (N.I.) Limited                                                     N. Ireland
Moffett Iberica S.A.                                                           Spain
New Terex Holdings UK Limited                                         United Kingdom
Nihon Genie K.K.                                                               Japan
O & K Orenstein & Koppel (South Africa) Pty. Ltd.                       South Africa
O & K Orenstein & Koppel Inc.                                                 Canada
O & K Orenstein & Koppel, Inc.                                              Delaware
O & K Orenstein & Koppel Limited                                      United Kingdom
O & K Australia Pty Ltd.                                                   Australia
Payhauler Corp.                                                             Illinois
Pegson Group Limited                                                  United Kingdom
Powerscreen Holdings USA Inc.                                               Delaware
Powerscreen International (Canada) ULC                                        Canada
Powerscreen International (UK) Limited                                United Kingdom
Powerscreen International Distribution Limited                            N. Ireland
Powerscreen International Limited                                     United Kingdom
Powerscreen International LLC                                               Delaware
Powerscreen Limited                                                          Ireland
Powerscreen Manufacturing Limited                                         N. Ireland
Powerscreen North America Inc.                                              Delaware
Powerscreen USA LLC                                                         Kentucky
Powerscreen USC Inc.                                                        Delaware
PPM Cranes, Inc.                                                            Delaware
PPM Deutschland GmbH Terex Cranes                                            Germany
Royer Industries, Inc.                                                  Pennsylvania
Schaeff & Co.                                                         United Kingdom
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NAME OF SUBSIDIARY                                     JURISDICTION OF INCORPORATION
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
Schaeff Grundbesitz GmbH & Co. OHG                                           Germany
Schaeff Holding Verwaltungs GmbH                                             Germany
Schaeff Komponenten Beteiligungs GmbH                                        Germany
Schaeff Komponenten GmbH & Co. KG                                            Germany
Schaeff Limited                                                       United Kingdom
Schaeff Machinery (Shanghai) Co., Ltd.                                         China
Schaeff of North America, Inc.                                              Delaware
Schaeff Service Limited                                               United Kingdom
Schaeff Incorporated                                                            Iowa
Sempurna Enterprise (Malaysia) Sdn Bhd                                      Malaysia
Simplicity Material Handling, Ltd.                                            Canada
Sim-Tech Management Limited                                                Hong Kong
Spinnaker Insurance Company                                                  Vermont
Standard Havens Products, Inc.                                              Delaware
Standard Havens, Inc.                                                       Delaware
Tafonco a.s.                                                          Czech Republic
Taforge a.s.                                                          Czech Republic
Tatra, a.s.                                                           Czech Republic
Tatra Slovensko, Spol. s.r.o                                                Slovakia
Tawesco s.r.o                                                         Czech Republic
Telelect Canada, Ltd.                                                         Canada
Terex Advance Mixer, Inc.                                                   Delaware
Terex Aerials Limited                                                        Ireland
Terex Aerials, Inc.                                                        Wisconsin
Terex Africa (Proprietary) Limited                                      South Africa
Terex Asia                                                                 Mauritius
Terex Australia Pty. Ltd.                                                  Australia
Terex Aviation Ground Equipment, Inc.                                       Delaware
Terex Bartell, Ltd.                                                           Canada
Terex Cifali Equipamentos, Ltda.                                              Brazil
Terex Construction France SAS                                                 France
Terex Cranes Pty. Ltd.                                                     Australia
Terex Cranes France SAS                                                       France
Terex Cranes (UK) Ltd.                                                United Kingdom
Terex Cranes, Inc.                                                          Delaware
Terex Cranes Wilmington, Inc.                                         North Carolina
Terex Czech s.r.o.                                                    Czech Republic
Terex-Demag GmbH & Co. KG                                                    Germany
Terex-Demag Limited                                                   United Kingdom
Terex-Demag Verwaltungsgesellschaft mbH                                      Germany
Terex Equipment & Machinery Espana S.L.U.                                      Spain
Terex Equipment Limited                                               United Kingdom
Terex Equipment (Thailand) Limited                                          Thailand
Terex|Ersatzteile GmbH                                                       Germany
Terex European Holdings B.V.                                         The Netherlands
Terex Fermec S.A.                                                             France
Terex Financial Services, Inc.                                              Delaware
Terex Financial Services Europe Limited                               United Kingdom
Terex Germany GmbH & Co. K.G.                                                Germany
Terex International Financial Services Company                            N. Ireland
Terex Italia S.r.l.                                                            Italy
Terex-Kaelble GmbH                                                           Germany
TerexLift S.r.l.                                                               Italy
Terex Lifting Australia Pty. Ltd.                                          Australia
Terex Lifting U.K. Limited                                            United Kingdom
Terex Mexico, LLC                                                           Delaware
Terex Mining (Botswana) (Pty) Ltd.                                          Botswana
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NAME OF SUBSIDIARY                                     JURISDICTION OF INCORPORATION
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
Terex Mining Australia Pty. Ltd.                                           Australia
Terex Mining Equipment, Inc.                                                Delaware
Terex Netherlands Holdings B.V.                                      The Netherlands
TerexlO&K GmbH                                                               Germany
Terex Pegson Limited                                                  United Kingdom
Terex Peiner GmbH                                                            Germany
Terex Powertrain Limited                                              United Kingdom
Terex Roadbuilding Belgium                                                   Belgium
Terex (Sanhe) Engineering and Machinery Co. Ltd.                               China
Terex|Schaeff GmbH                                                           Germany
Terex (Tianjin) Co., Ltd.                                                      China
Terex UK Limited                                                      United Kingdom
Terex Utilities Canada, Inc.                                                  Canada
Terex Utilities, Inc.                                                       Delaware
Terex Utilities South, Inc.                                                 Delaware
Terex Verwaltungs GmbH                                                       Germany
Terex-RO Corporation                                                          Kansas
Terex-Telelect, Inc.                                                        Delaware
Unit Rig (Canada) Ltd.                                                      Delaware
Utility Equipment, Inc.                                                       Oregon
Webster Schaeff & Co. 2000                                            United Kingdom
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